                                                              EXHIBIT 23.1



                       CONSENT OF INDEPENDENT AUDITORS



        We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated February 25, 1997 in Amendment No. 1 to the Registration Statement (Form S-3 No. 333-24175) and related Prospectus of Bally Total Fitness Holding Corporation dated May 30, 1997.



ERNST & YOUNG LLP
Chicago, Illinois
May 28, 1997